UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 26, 2025

TILE SHOP HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35629	45-5538095
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14000 Carlson Parkway, Plymouth, Minnesota	55441
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (763) 852-2950

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TTSH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously reported, on December 15, 2025, Tile Shop Holdings, Inc. (the “Company”) effected a 1-for-3,000 reverse stock split (the “Reverse Stock Split”) of the Company’s common stock, par value $0.0001 (the “Common Stock”). As a result of the Reverse Stock Split, each stockholder of record owning fewer than 3,000 shares of Common Stock immediately prior to the effective time of the Reverse Stock Split became entitled to receive $6.60, without interest, in cash for each whole share of Common Stock held by such stockholder at the effective time of the Reverse Stock Split (the “Cashed-Out Stockholders”).

Following the completion of the Reverse Stock Split, the Company anticipates that it will pay an aggregate of approximately $32.0 million to the Cashed-Out Stockholders, including to stockholders holding through banks and brokers.

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements that are being made pursuant to the Private Securities Litigation Reform Act of 1995, which provides a “safe harbor” for forward-looking statements to encourage companies to provide prospective information so long as those statements are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those discussed in the statement. Such forward-looking statements include statements concerning the final payment amount to the Cashed-Out Stockholders. Such forward-looking statements are subject to a number of known and unknown risks and uncertainties that could cause actual results, performance or achievements to differ materially from those described or implied in such forward-looking statements. Accordingly, actual results may differ materially from such forward-looking statements. The Company assumes no obligation for updating any such forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TILE SHOP HOLDINGS, INC.

Date: December 29, 2025	By:	/s/ Cabell H. Lolmaugh
	Name:	Cabell H. Lolmaugh
	Title:	Chief Executive Officer